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Exhibit 4.1

Class A Common Stock Par value $.01 NUMBER [GRAPHIC]	Class A Common Stock Par Value $.01 SHARES [GRAPHIC]
BII

BUCYRUS INTERNATIONAL, INC.

INCORPORATED UNDER THE LAWS OF THE STATE OF DELAWARE	CUSIP [ ] SEE REVERSE FOR CERTAIN DEFINITIONS

This is to Certify that

is the owner of

        FULLY PAID AND NON-ASSESSABLE SHARES OF CLASS A COMMON STOCK, PAR VALUE $.01, OF Bucyrus International, Inc. (the "Corporation") transferable only on the books of the Corporation by the holder hereof in person or by duly authorized attorney or legal representative, upon surrender of this Certificate properly endorsed. This Certificate is not valid unless countersigned and registered by the Transfer Agent and Registrar.

        WITNESS the facsimile seal of the Corporation and the facsimile signatures of its duly authorized officers.

Dated:

[CORPORATE SEAL]

/s/ Craig R. Mackus CRAIG R. MACKUS SECRETARY	/s/ Timothy W. Sullivan TIMOTHY W. SULLIVAN PRESIDENT AND CHIEF EXECUTIVE OFFICER
COUNTERSIGNED AND REGISTERED: LASALLE BANK NATIONAL ASSOCIATION TRANSFER AGENT AND REGISTRAR BY

AUTHORIZED SIGNATURE

[Reverse of Certificate]

BUCYRUS INTERNATIONAL, INC.

        Bucyrus International, Inc. will furnish without charge to each stockholder who so requests a statement of the powers, designations, preferences and relative, participating, optional or other special rights of each class of stock or series thereof, which Bucyrus International, Inc. is authorized to issue and the qualifications, limitations or restrictions of such preferences and/or rights. Any such request is to be addressed to the Secretary of Bucyrus International, Inc.

        The following abbreviations, when used in the inscription on the face of this certificate, shall be construed as though they were written out in full according to applicable laws or regulations:

TEN COM	—as tenants in common	UNIF GIFT MIN ACT- Custodian
TEN ENT	—as tenants by the entireties	(Cust) (Minor)
JT TEN	—as joint tenants with right of	under Uniform Gifts to Minors
	survivorship and not as tenants	Act
	in common	(State)
UNIF TRF MIN ACT— Custodian (until age )
(Cust)
under Uniform Transfers to (Minor)
Minors Act (State)

Additional abbreviations may also be used though not in the above list.

        For Value Received,                    hereby sell, assign and transfer unto

PLEASE INSERT SOCIAL SECURITY OR OTHER
IDENTIFYING NUMBER OF ASSIGNEE

(PLEASE PRINT OR TYPEWRITE NAME AND ADDRESS, INCLUDING ZIP CODE OF ASSIGNEE)

Shares
of the capital stock represented by the within certificate, and do hereby irrevocably constitute and appoint

Attorney
to transfer the said stock on the books of the within named Corporation with full power of substitution in the premises.

Dated

NOTICE:	THE SIGNATURE(S) TO THIS ASSIGNMENT MUST CORRESPOND WITH THE NAME(S) AS WRITTEN UPON THE FACE OF THE CERTIFICATE IN EVERY PARTICULAR,WITHOUT ALTERATION OR ENLARGEMENT OR ANY CHANGE WHATEVER.
SIGNATURE(S) GUARANTEED:

THE SIGNATURE(S) SHOULD BE GUARANTEED BY AN ELIGIBLE GUARANTOR INSTITUTION (BANKS, STOCKBROKERS, SAVINGS AND LOAN ASSOCIATIONS AND CREDIT UNIONS WITH MEMBERSHIP IN AN APPROVED SIGNATURE GUARANTEE MEDALLION PROGRAM), PURSUANT TO S.E.C. RULE 17Ad-15.

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BUCYRUS INTERNATIONAL, INC.
BUCYRUS INTERNATIONAL, INC.